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                                                                   EXHIBIT 10.54

Employment Agreement, dated as of August 22, 1999, by and between ICG Communications, Inc. and Carla J. Wolin



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                       AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made as of the 22nd day of August, 1999 by and between ICG Communications, Inc. ("Employer" or the "Company") and Carla J. Wolin ("Employee").

                                R E C I T A L S

     WHEREAS, the Company and Employee previously entered into that certain Employment Agreement dated as of July 1, 1999 (the "Employment Agreement");

     WHEREAS, the parties desire to amend certain of the terms of the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Section 3.1. The second sentence of Section 3.1 shall be amended to read as follows: "The annual base salary will as of August 22, 1999 be One Hundred Seventy Thousand Dollars ($170,000)."

     2. Section 3.2. The last sentence of Section 3.2 shall be amended to read as follows: "Employee's annual bonus is established at 50% of annual base salary if all objectives and goals are met."

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



                                                 /s/ Carla J. Wolin
                                                 -------------------------------
                                                 Carla J. Wolin

                                                 ICG COMMUNICATIONS, INC.


                                                 By: /s/ Don Teague
                                                    ----------------------------

                                                 Name: Don Teague
                                                      --------------------------

                                                 Title: Executive Vice President
                                                       -------------------------

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